Exhibit 10.8

INTERNATIONAL TOWER HILL MINES LTD.

SUBSCRIPTION AGREEMENT

(SHARES —NON-BROKERED)

INSTRUCTIONS

All Subscribers:

1.                                      Complete and sign pages i and ii of the Subscription Agreement.

2.                                      If you are a portfolio manager resident outside of Canada and you are not purchasing securities with an aggregate acquisition cost of at least $150,000, complete and sign the Accredited Investor Certificate — Appendix I  to Schedule A

All Canadian Residents:

1.                                      Complete and sign the Canadian Exemption Certificate — Schedule A, and if you are an “Accredited Investor”, complete and sign the Accredited Investor Certificate — Appendix I to Schedule A

All U.S. Purchasers (as defined herein):

1.                                      Complete and sign the U.S. Accredited Investor Certificate — Schedule B

PLEASE DELIVER YOUR COMPLETED AND ORIGINALLY EXECUTED COPY OF, AND THE OTHER DOCUMENTS REQUIRED TO BE DELIVERED WITH, THIS SUBSCRIPTION AGREEMENT TO THE CORPORATION, ATTENTION MARLA K. RITCHIE AS SOON AS POSSIBLE.

THE SHARES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. HEDGING TRANSACTIONS INVOLVING THE SHARES OFFERED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

TO:                                                   International Tower Hill Mines Ltd. (the “Corporation”) of Suite 2300— 1177 West Hastings Street, Vancouver, BC  V6E 2K3

The undersigned (the “Subscriber”) on its own behalf or, if applicable, on behalf of the disclosed purchaser who is identified by name and on whose behalf the Subscriber, as agent, is purchasing hereunder (the “Disclosed Purchaser”), hereby irrevocably subscribes for and agrees to purchase from the Corporation, on and subject to the terms and conditions attached hereto, that number of common shares in the capital of the Corporation (“Common Shares”) set forth below, for the aggregate subscription price set forth below at a subscription price of $2.60 per share (the “Purchase Price”).  Attached as Appendix 1 to this Agreement are the terms and conditions of the sale of the Purchased Securities and the representations, warranties and covenants hereby made by the Subscriber and the Corporation, all of which Appendix 1 forms part of and is hereby incorporated by reference into this Agreement (the “Terms and Conditions”).

The Offering (as defined herein) is subject to the Corporation obtaining conditional acceptance from The Toronto Stock Exchange to list the Offered Securities (as defined herein).

Number of Common Shares subscribed for	Subscriber’s Total Subscription Funds

Execution by the Subscriber (Please also ensure all schedules (as applicable) are completed and executed (see “Instructions” on the first page of this Agreement)):

EXECUTED by the Subscriber this                    day of                                       , 2012.

Signature of Subscriber (if Subscriber is an individual) or of the Authorized Signatory (if Subscriber is not an individual)	(Subscriber’s Residential or Head Office Address) (please print)

Name of Subscriber (please print)

Name and Official Capacity or Title of Authorized Signatory (please print)	(Telephone Number)

(Facsimile Number)

i

IF YOU ARE SIGNING THIS AGREEMENT AS AGENT FOR A DISCLOSED PURCHASER PLEASE PROVIDE THE FOLLOWING INFORMATION FOR EACH DISCLOSED PURCHASER

Details of Disclosed Purchaser, if applicable

Name of Disclosed Purchaser (please print)	Disclosed Purchaser’s Residential or Head Office Address

(Telephone Number)	(Facsimile Number)

Registration Instructions (if other than in name of Subscriber):	Certificate Delivery Instructions (if other than the address above):

Name and Address (as it should appear on the certificates)	Address

Account reference, if applicable	Account reference, if applicable

Address of Intermediary	Contact Name

( )
Telephone Number

The Purchased Securities (as defined herein) will be subject to a hold period in Canada of four months from the Closing Date pursuant to applicable securities laws.  The certificates evidencing the Purchased Securities will bear a legend to that effect, as applicable.  Consequently, the Purchased Securities will be subject to resale restrictions during such period.  Additional restrictions will apply to Purchased Securities purchased by persons in the United States or purchasing for the account or benefit of persons in the United States, as described in Schedule B.  You are advised to consult your own legal advisors in this regard.

Present Ownership of Securities

The Subscriber or Disclosed Purchaser, as the case may be, either [check appropriate box]:

☐                                    owns directly or indirectly, or exercises control or direction over, no common shares in the capital stock of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or

☐                                    owns directly or indirectly, or exercises control or direction over,                                          common shares in the capital stock of the Corporation and convertible securities entitling the Subscriber to acquire an additional                                          common shares in the capital stock of the Corporation.

Insider

The Subscriber or Disclosed Purchaser, as the case may be, is either [check appropriate box]:

☐                                    an “Insider” as such term is defined in the Company Manual of the Toronto Stock Exchange; or

☐                                    is not an “Insider” as so defined.

ii

This Agreement is accepted by International Tower Hill Mines Ltd., subject to the Terms and Conditions, this              day of                                             , 2012.

INTERNATIONAL TOWER HILL MINES LTD.

Per:
Authorized Signatory

iii

APPENDIX 1
TERMS AND CONDITIONS OF THE OFFERING

THE TERMS AND CONDITIONS OF THE OFFERING ARE AS FOLLOWS:

1.                                      Definitions

Definitions:  In this Agreement, unless the context otherwise requires:

(a)                                 “1933 Act” means the United States Securities Act of 1933, as amended;

(b)                                 “Accredited Investor” has the meaning ascribed to such term in National Instrument 45-106;

(c)                                  “Agreement” means the subscription agreement of which this Appendix 1 forms part, and includes all other schedules and appendices attached thereto, in each case, as the same may be amended, supplemented or restated from time to time;

(d)                                 “Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Vancouver, British Columbia;

(e)                                  “Closing” means the closing of the purchase and sale of the Offered Securities which may, at the discretion of the Corporation, occur in one or more tranches;

(f)                                   “Closing Date” means the date or dates (as applicable) of Closing, which will be such date or dates (as applicable) as the Corporation may determine following receipt by the Corporation of all required regulatory approvals;

(g)                                  “Commissions” means the provincial securities commission or other regulatory authority in each of the Offering Jurisdictions;

(h)                                 “Common Shares” means the common shares of the Corporation as constituted on the date hereof;

(i)                                     “Corporation” means International Tower Hill Mines Ltd., a corporation incorporated under the Business Corporations Act (British Columbia) and includes any successor corporation thereto;

(j)                                    “CRA” means the Canada Revenue Agency;

(k)                                 “Directed Selling Efforts” means “directed selling efforts” as defined under Regulation S;

(l)                                     “Disclosed Purchaser” means the person on whose behalf the Subscriber, as agent, is purchasing hereunder, if any;

(m)                             “Distribution Compliance Period” means the “distribution compliance period” as defined under Rule 902(f) of Regulation S;

(n)                                 “Distributor” means a “distributor” as defined in Rule 902(d) of Regulation S;

(o)                                 “Dollars” or “$” means lawful money of Canada;

(p)                                 “Exchanges” means The Toronto Stock Exchange and the NYSE-MKT;

(q)                                 “General Solicitation” or “General Advertising” means “general solicitation or general advertising”, as used under Rule 502(c) of Regulation D, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

(r)                                    “National Instrument 45-106” means National Instrument 45-106 “Prospectus and Registration Exemptions” of the Canadian Securities Administrators;

(s)                                   “Offered Securities” means up to 12,458,308 Common Shares offered for sale by the Corporation pursuant to the Offering;

(t)                                    “Offering” means the offering of the Offered Securities on a private placement basis;

(u)                                 “Offering Jurisdictions” means collectively the provinces British Columbia, Alberta and Ontario, the United States and such other jurisdictions as may be agreed to by the Corporation;

(v)                                 “Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(w)                               “Personal Information” means any information about an identifiable individual and includes information provided by the Subscriber in this Agreement;

(x)                                 “Purchase Price” means $2.60 per Offered Security;

(y)                                 “Purchased Securities” means the Common Shares which the Subscriber has agreed to purchase under this Agreement;

(z)                                  “Regulation D” means Regulation D promulgated under the 1933 Act;

(aa)                          “Regulation S” means Regulation S promulgated under the 1933 Act;

(bb)                          “Regulatory Authorities” means the Commissions and the Exchanges;

(cc)                            “Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of each of the Commissions;

(dd)                          “Subscriber” means the Person purchasing the Purchased Securities,whose name appears on the execution page of the Agreement and who has signed the Agreement or, if the Person whose name appears on the execution pages hereof has signed the Agreement as agent for or on behalf of a Disclosed Purchaser and is not purchasing the Purchased Securities as principal, the Disclosed Purchaser as identified on page ii of the Agreement;

(ee)                            “Subscription Proceeds” means the aggregate Purchase Price paid by the Subscriber for the Purchased Securities;

(ff)                              “U.S. Accredited Investor” means an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D;

(gg)                            “U.S. Person” means “U.S. person” as defined in Rule 902(k) of Regulation S;

(hh)                          “U.S. Purchaser” means (i) any person resident in the United States; (ii) any U.S. Person; (iii) any person purchasing the Purchased Securities for the account or benefit of a U.S. Person or person in the United States; (iv) any person that receives or received an offer of the Purchased Securities while in the United States; or (iv) any person that was (or whose authorized signatory was) in the United States at the time their buy order was originated or this Agreement was executed.  U.S. Purchaser does not include persons excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(vi) of Regulation S or persons holding accounts excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S, solely in their capacities as holders of such accounts; and

(ii)                                  “United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

2.                                      Conditions of the Offering

In connection with your purchase of the Purchased Securities, you agree to return to the Corporation as soon as possible the following documents:

(a)                                 this Agreement, duly completed and executed;

(b)                                 a certified cheque, bank draft or wire transfer for the aggregate Purchase Price of the Purchased Securities payable to the Corporation;

(c)                                  if you are, or, if applicable, the Disclosed Purchaser is, a resident of Canada, a duly completed Canadian Exemption Certificate, attached as Schedule A hereto,  and if you are, or, if applicable, the Disclosed Purchaser is, an “Accredited Investor”, a duly executed and completed Accredited Investor Certificate, attached as Appendix I to Schedule A hereto;

(d)                                 if you are a portfolio manager resident outside of Canada and you are not purchasing sufficient Offered Securities so that the aggregate acquisition cost of the Purchased Securities is $150,000,  a duly executed and completed Accredited Investor Certificate, attached as Appendix I to Schedule A hereto;

(e)                                  if you are, or, if applicable, the Disclosed Purchaser is, in the United States or purchasing for the benefit or account of a person in the United States, a duly executed and completed U.S. Accredited Investor Certificate, attached as Schedule B hereto; and

(f)                                   any further documentation as required under the Securities Laws or by the policies of the Exchanges or other Regulatory Authorities.

The obligation of the Corporation to sell the Purchased Securities to you is subject to, among other things, the conditions that:

(a)                                 you having executed and returned all documents required by the Securities Laws and the policies of the Exchanges for delivery on your behalf, including the forms set out in Schedule A and Schedule B attached hereto, as applicable, to the Corporation, as the sale of the Purchased Securities by the Corporation to you will not be qualified by a prospectus;

(b)                                 the representations and warranties made by you on your own behalf or, if applicable, on behalf of the Disclosed Purchaser (including representations and warranties made in any Schedule attached hereto, as applicable) being true and correct when made and true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(c)                                  all covenants, agreements and conditions contained in this Agreement to be performed by you or, if applicable, the Disclosed Purchaser on or prior to the Closing Date having been performed or complied with in all material respects;

(d)                                 the Corporation having received conditional acceptance of the Offering and conditional approval for the listing of the Purchased Securities from the Exchanges; and

(e)                                  all other necessary regulatory approvals having been obtained prior to the Closing Date.

By returning this Agreement you consent on your own behalf or, if applicable, on behalf of the Disclosed Purchaser, to the filing by the Corporation of all documents and personal information concerning you or, if applicable, the Disclosed Purchaser, provided in this Agreement required by the Securities Laws and the policies of the Exchanges.

If you are not subscribing for the Purchased Securities for your own account, each Disclosed Purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal, for such Disclosed Purchaser’s own account, and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by the Securities Laws of the Offering Jurisdictions and the policies of the Exchanges with respect to the Purchased Securities being acquired by such Disclosed Purchaser as principal.  If you are signing this Agreement as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.

You agree, and you agree to cause any Disclosed Purchaser for whom you are contracting hereunder, to comply with all Securities Laws and with the policies of the Exchanges concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities.

You acknowledge on your own behalf or, if applicable, on behalf of the Disclosed Purchaser, that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion.

3.                                      The Purchased Securities

The Purchased Securities will be issued and registered in the name of the Subscriber or its nominee in accordance with the instructions provided by the Subscriber on page ii of this Agreement.

The issue of the Purchased Securities will not restrict or prevent the Corporation from obtaining any other financing, or from issuing additional securities, options, warrants or rights.

4.                                      The Closing

Subject to receipt of all completed documentation in accordance with section 2, the Closing of the purchase and sale of the Offered Securities will take place at the offices of McCarthy Tetrault LLP, counsel to the Corporation, Suite 1300, 777 Dunsmuir Street, Vancouver, British Columbia V7Y 1K2, at 10:00 a.m. (Vancouver time) on the Closing Date, or at such other place and time as the Corporation may determine.  Certificates representing the Purchased Securities will be available for delivery to you against payment to the Corporation of the amount of the Purchase Price for the Purchased Securities in freely transferable Canadian funds.

The Subscriber acknowledges that the Offering may be completed at one or more partial closings in the discretion of the Corporation and that the Closing as contemplated in this Agreement may be effected at one or more of such partial closings.

Upon completion of the Closing, the Corporation is irrevocably entitled to the Purchase Price for the Purchased Securities, subject to the rights of the Subscriber under this Agreement and any applicable laws.

5.                                      Representations and Warranties of the Subscriber

The sale of the Purchased Securities by the Corporation to the Subscriber is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or registration statement and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Purchased Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document.

The Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, acknowledge, represent, warrant, covenant and certify to and with the Corporation that, as at the date given above and at the Closing Date:

(a)                                 the Corporation has advised you that the Corporation is relying on exemptions from the requirements under the Securities Laws to provide you with a prospectus or registration statement and no prospectus or registration statement has been filed by the Corporation with any of the Commissions in connection with the issuance of the Purchased Securities, and as a consequence:

(i)                                     you are restricted from using most of the civil remedies available under the Securities Laws and certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission or damages, will not be available to you;

(ii)                                  you may not receive information that would otherwise be required to be provided to you under the Securities Laws; and

(iii)                               the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws;

(b)                                 you are resident in the jurisdiction set out under “Subscriber’s Residential or Head Office Address” on the first page of this Agreement or under “Disclosed Purchaser’s Residential or Head Office Address” on the second page of this Agreement (if applicable), which address is your residence or principal place of business, and such address was not obtained or used solely for the purpose of acquiring the Purchased Securities;

(c)                                  you are:

(i)                                     purchasing the Purchased Securities as principal for your own account or, in the case section 5(d)(i) below applies, are deemed under the applicable Securities Laws to be purchasing as principal, and not for the benefit of any other person; or

(ii)                                  purchasing the Purchased Securities as agent for the Disclosed Purchaser and the Disclosed Purchaser for whom you may be acting is purchasing the Purchased Securities as principal for its own account and not for the benefit of any other person;

(d)                                 if you are resident in any province or territory in Canada you:

(i)                                     are an Accredited Investor, by virtue of the fact that you fall within one or more of the sub-paragraphs of the definition of Accredited Investor set out in the Accredited Investor Certificate attached as Appendix I to Schedule A , you confirm the truth and accuracy of all statements in such schedule as of the date of this Agreement and the Closing Date, and you were not created or used solely to purchase securities as an Accredited Investor as described in paragraph (m) of the definition of Accredited Investor set out in Schedule A; or

(ii)                                  are purchasing sufficient Offered Securities so that the aggregate acquisition cost of the Purchased Securities is not less than $150,000 and, if you are not an individual, you were not created solely to purchase or hold securities in reliance on section 2.10 of National Instrument 45-106;

(e)                                  if you are a portfolio manager resident outside of Canada and you are not purchasing sufficient Offered Securities so that the aggregate acquisition cost of the Purchased Securities is $150,000, you have completed an Accredited Investor Certificate, attached as Appendix I to Schedule A hereto and you confirm the truth and accuracy of all statements in such schedule as of the date of this Agreement and the Closing Date;

(f)                                   if you are not an individual, you pre-existed the offering of the Offered Securities and you have a bona fide business purpose other than the investment in the Offered Securities and you were not created, formed or established solely or primarily to acquire Offered Securities, or permit purchases of securities without a prospectus, in reliance on an exemption from the prospectus requirements of applicable Securities Laws;

(g)                                  unless you are a U.S. Purchaser and have completed and delivered the U.S. Accredited Investor Certificate attached as Schedule B hereto (in which case you have properly completed, executed and delivered to the Corporation such U.S. Accredited Investor Certificate and make the representations, warranties and covenants therein and you confirm the truth and accuracy of all statements in such U.S. Accredited Investor Certificate as of the date of this Agreement and the Closing Date), you acknowledge and agree that:

(i)                                     unless you are excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(vi) of Regulation S or a person holding accounts excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S, solely in your capacity as holder of such accounts, the Offered Securities were not offered to you, or any beneficial purchaser for whom you are acting, in the United States;

(ii)                                  unless you are excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(vi) of Regulation S or a person holding accounts excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S, solely in your capacity as holder of such accounts, the order to purchase the Purchased Securities was made outside the United States and this Agreement was delivered to, executed and delivered by, you (or your authorized signatory) outside the United States;

(iii)                               you are not, and will not be, purchasing the Purchased Securities for the account or benefit of, a U.S. Person or a person in the United States;

(iv)                              the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

(v)                                 you, and any beneficial purchaser for whom you are acting, have no intention to distribute either directly or indirectly any of the Purchased Securities in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States, except in compliance with the 1933 Act, any applicable securities laws of any state of the United States and applicable Securities Laws;

(vi)                              you, and any beneficial purchaser for whom you are acting, have not purchased the Purchased Securities as a result of any form of Directed Selling Efforts;

(vii)                           you, and any beneficial purchaser for whom you are acting, understand that the Purchased Securities have not been registered under the 1933 Act or the applicable securities laws of any state of the United States, the Purchased Securities may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the applicable securities laws of any state of the United States or pursuant to applicable exemptions from such registration requirements, and the Corporation has no obligation or present intention of filing a registration statement under the 1933 Act in respect of any of the Purchased Securities; and

(viii)                        hedging transactions involving the Purchased Securities may not be conducted unless in compliance with the 1933 Act.

(h)                                 you understand and acknowledge that the Corporation is not obligated to remain a “foreign issuer” as defined in Rule 902 under the 1933 Act;

(i)                                     if you are resident outside of Canada and the United States, you:

(i)                                     are knowledgeable of, or have been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which you are resident (the “International Jurisdiction”) which would apply to the acquisition of the Purchased Securities, if any;

(ii)                                  are purchasing the Purchased Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, you are permitted to purchase the Purchased Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption;

(iii)                               confirm that the subscription by the Subscriber does not contravene any applicable securities laws of the Authorities in the International Jurisdiction and does not require the Corporation to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Purchased Securities; and

(iv)                              confirm that the purchase of the Purchased Securities by you does not trigger:

(A)                               an obligation by the Corporation or any other Person to prepare and file a registration statement, prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(B)                               continuous disclosure reporting obligations of the Corporation in the International Jurisdiction; and

you will, if requested by the Corporation, comply with such other requirements as the Corporation may reasonably require;

(j)                                    no agency, stock exchange or governmental agency, securities commission or similar regulatory authority or other entity has reviewed or passed on or made any finding or determination as to the merits of or made any recommendation or endorsement with respect to the Purchased Securities;

(k)                                 if you are not a resident of the Province of British Columbia, you certify to the Corporation that you are not a resident of British Columbia and acknowledge that:

(i)                                     no securities commission or similar regulatory authority has reviewed or passed on or passed on the merits of the Purchased Securities;

(ii)                                  there is no government or other insurance covering the Purchased Securities;

(iii)          there are risks associated with the purchase of the Purchased Securities and you are aware of the risks and other characteristics of the Purchased Securities;

(iv)                              there are restrictions on your ability to resell the Purchased Securities and it is your responsibility to find out what those restrictions are and to comply with them before selling the Purchased Securities; and

(v)                                 the Corporation has advised you that it is relying on an exemption from the requirements to provide you with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to you;

(l)                                     you acknowledge and consent to the fact that the Corporation is collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time) of the Subscriber and Disclosed Purchaser, if any, for the purpose of completing this Agreement.  You acknowledge and consent to the Corporation retaining such personal information for as long as permitted or required by law or business practices; you agree and acknowledge that the Corporation may use and disclose such personal information: (i) for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber and Disclosed Purchaser, if any; (ii) for use and disclosure for income tax-related purposes, including, without limitation, where required by law, disclosure to CRA; (iii) disclosure to professional advisers of the Corporation; (iv) disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade or similar regulatory filings; (v) disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure; (vi) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent; (vii) disclosure to a court determining the rights of the parties under this Agreement; and (viii) for use and disclosure as otherwise required or permitted by law; in addition, you further acknowledge and consent to the fact that the Corporation may be required to provide any one or more of the Canadian securities regulators, stock exchanges, the Investment Industry Regulatory Organization of Canada, other regulatory agencies or the Corporation’s registrar and transfer agent with any personal information provided by the Subscriber and Disclosed Purchaser, if any, in this Agreement, and may make any other filings of such personal information as the Corporation’s counsel deems appropriate, and you acknowledge receipt of notification of the disclosure of Personal Information by the Corporation to the Exchanges and the Subscriber and Disclosed Purchaser, if any, hereby consent to and authorize the foregoing use and disclosure of such Personal Information and agree to provide, on request, all particulars required by the Corporation in order to comply with the foregoing;

(m)                             you further acknowledge and expressly consent to:

(i)                                     the disclosure of Personal Information by the Corporation to the Exchanges and other applicable regulatory authorities, as required; and

(ii)                                  the collection, use and disclosure of Personal Information by the Exchanges for such purposes as may be identified by the Exchanges from time to time.

For the purposes of this subsection 5(l) “Personal Information” means any information about the Subscriber and, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder;

(n)                                 if you are a resident of Ontario you authorize the indirect collection of personal information by the Ontario Securities Commission and confirm that you have been notified by the Corporation:

(i)                                     that the Corporation will be delivering the Personal Information to the Ontario Securities Commission;

(ii)           that such Personal Information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in applicable Securities Laws;

(iii)                               that such Personal Information is being collected for the purpose of the administration and enforcement of applicable Securities Laws; and

(iv)                              that the title, business address and business telephone number of the public official in the Province of Ontario, who can answer questions about the Ontario Securities Commission’s indirect collection of the Personal Information is as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario M5H 2S8
Telephone:  (416) 593-3684

(o)                                 the funds representing the aggregate Purchase Price in respect of the Purchased Securities which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTF Act”) or the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and you acknowledge that the Corporation may in the future be required by law to disclose the Subscriber’s or Disclosed Purchaser’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTF Act or PATRIOT Act; to the best of your knowledge, none of the subscription funds to be provided hereunder (i) have been or will be obtained or derived, directly or indirectly, from or related to any activity that is deemed illegal under the laws of Canada or the United States or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to you.  You shall promptly notify the Corporation if you discover that any such representation ceases to be true, and shall provide the Corporation with appropriate information in connection therewith;

(p)                                 you have been advised to consult your own legal advisors with respect to the applicable hold periods imposed in respect of the Purchased Securities by the applicable Securities Laws and confirm that no representation by the Corporation has been made respecting the hold periods applicable to the Purchased Securities and you are solely responsible (and the Corporation is not responsible) for compliance with the applicable resale restrictions;

(q)                                 no person has made to you any written or oral representations:

(i)                                     that any Person will resell or repurchase any of the Purchased Securities;

(ii)                                  that any Person will refund the Purchase Price of any Purchased Security;

(iii)                               as to the future price or value of any of the Purchased Securities; or

(iv)                              other than as set forth in this Agreement, that any of the Purchased Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Purchased Securities for trading on a stock exchange;

(r)                                    you acknowledge that you have not received an offering memorandum, prospectus or other disclosure document in respect of the Purchased Securities or the Corporation describing the business and affairs of the Corporation in order to assist you in making an investment decision in respect of the Purchased Securities, that you have had access to the Corporation’s public filings on the Internet at www.sedar.com and www.sec.gov and that you have not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

(s)                                   you have no knowledge of a “material fact” or “material change” (as those terms are defined in the Securities Laws) in the affairs of the Corporation that has not been generally disclosed to the public;

(t)                                    your decision to tender this offer and purchase the Purchased Securities has not been made as a result of any non-public oral or written representation as to fact made by or on behalf of the Corporation or any other Person and is based entirely upon the representations, warranties and covenants of the Corporation provided to the Subscriber in this Agreement and on currently available public information concerning the Corporation;

(u)                                 the offer made by this subscription is irrevocable and requires acceptance by the Corporation and the acceptance or approval of the Exchanges;

(v)                                 the acceptance of this subscription offer will be conditional upon the sale of the Purchased Securities to you being exempt from the prospectus and registration requirements under applicable Securities Laws;

(w)                               if you are:

(i)                                     a corporation, you are duly incorporated and are validly subsisting under the laws of your jurisdiction of incorporation and have all requisite legal and corporate power and authority to execute and deliver this Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform your covenants and obligations under the terms of this Agreement and the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, you or any agreement, written or oral, to which you may be a party or by which you are or may be bound;

(ii)                                  a partnership, syndicate or other form of unincorporated organization, you have the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform your covenants and obligations hereunder and have obtained all necessary approvals in respect thereof; or

(iii)                               an individual, you are of full age of majority and have the legal capacity and competence to enter into and to execute this Agreement and to observe and perform your covenants and obligations hereunder;

(x)                                 this Agreement has been duly executed and delivered by you and constitutes a legal, valid and binding obligation of you enforceable against you;

(y)                                 if required by applicable Securities Laws, policy or order or by any Regulatory Authority, you will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Purchased Securities as may be required;

(z)                                  the Purchased Securities are highly speculative in nature and you have such sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of this investment and you are able to bear the economic risk of loss of this investment;

(aa)                          this subscription is not enforceable by you unless it has been accepted by the Corporation and you waive any requirement on the Corporation’s behalf to immediately communicate its acceptance of this subscription to you;

(bb)                          in connection with your subscription, you have not relied upon the Corporation for investment, legal or tax advice, or other professional advice, and have in all cases sought or elected not to seek the advice of your own personal investment advisers, legal counsel and tax advisers and you are able, without impairing your financial condition, to bear the economic risk of, and withstand a complete loss of, the investment and you can otherwise be reasonably assumed to have the capacity to protect your own interest in connection with your investment;

(cc)                            all costs and expenses incurred by you (including any fees and disbursements of any special counsel or other advisors retained by you) relating to the purchase of the Purchased Securities shall be borne by you;

(dd)                          you are at arm’s length with the Corporation within the meaning of the Securities Laws and the policies of the Exchanges;

(ee)                            you are not a “control person” of the Corporation as defined in the Securities Act (British Columbia), will not become a “control person” by virtue of the purchase of any of the Purchased Securities and do not intend to act in concert with any other person to form a control group of the Corporation;

(ff)                              you acknowledge that legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to you and you may not rely upon such counsel in any respect;

(gg)                            this Agreement has been duly executed and delivered and, when accepted by the Corporation, will constitute your legal, valid and binding obligation enforceable against you in accordance with the terms hereof or, if you are acting on behalf of a Disclosed Purchaser , will constitute a legal, valid and binding obligation against such Disclosed Purchaser in accordance with the terms hereof; and

(hh)                          the above representations, warranties, covenants and acknowledgements in this section will be true and correct both as of the execution of this subscription and as of the Closing Date.

The Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, acknowledges and agrees that the foregoing representations, warranties and covenants are made by the Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, with the intent that they may be relied upon in determining its eligibility as a purchaser of the Offered Securities under relevant Securities Laws and the Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, hereby agrees to indemnify and hold harmless the Corporation and its representatives, directors, officers, employees, legal counsel and agents from and against all losses, liability, claims, costs, expenses and damages (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) from reliance thereon in the event that any of such representations or warranties are untrue in any material respect.  The Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, further agrees that by accepting the Purchased Securities, the Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, shall be representing and warranting that the foregoing representations and warranties contained herein or in any document furnished by the Subscriber or, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, to the Corporation are true as at the Closing, with the same force and effect as if they had been made by the Subscriber as at the Closing and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber or Disclosed Purchaser (if applicable) of the Purchased Securities.  The Subscriber or, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, undertakes to notify the Corporation immediately of any changes in any representation, warranty or other information relating to the Subscriber or the Disclosed Principal (if applicable) set forth herein which takes place prior to the Closing Date.

6.                                      Legends

The Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, acknowledges that the certificates representing the Purchased Securities will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE •, 2012” [the date which is four months and one day after the Closing Date will be inserted]

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

provided that subsequent to the date which is four months and one day after the Closing Date the certificates representing the Purchased Securities may be exchanged for certificates bearing no such legends.

The Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions; that it is solely responsible for complying with such restrictions; that the Corporation is not responsible for ensuring compliance by the Subscriber or, if applicable, the Disclosed Purchaser, of the applicable resale restrictions; and that additional restrictions are applicable to resales of, and additional restrictive legends will be placed upon, Purchased Securities acquired by U.S. Persons as described in Schedule B.

7.                                      Representations and Warranties of the Corporation

The Corporation represents, warrants and covenants that, as of the date given above and at the Closing:

(a)                                 the Corporation is a valid and subsisting company continued and in good standing under the laws of the Province of British Columbia;

(b)                                 the Corporation is duly registered and licensed to carry on business in each jurisdiction in which it carries on business or owns property where required under the laws of that jurisdiction;

(c)                                  all annual information forms, financial statements, information circulars, press releases, material change reports and other documents filed by or on behalf of the Corporation within the past 12 months with the Exchanges and any of the Commissions (the “Disclosure Record”) were true and correct in all material respects and did not contain any misrepresentation (as defined in the Securities Act (British Columbia)) as at the respective dates of such filings;

(d)                                 except as qualified by the disclosure in the Disclosure Record, the Corporation is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record as being beneficially owned by the Corporation;

(e)                                  the financial statements of the Corporation contained in the Disclosure Record, filed with any of the Commissions have all been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all known material liabilities (accrued, absolute, contingent or otherwise) of the Corporation in all material respects as of the dates thereof;

(f)                                   subject to the representations and warranties of the Subscriber herein contained being accurate and truthful in all material respects and the Subscriber fulfilling all of its covenants and obligations herein contained, the Corporation has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Securities Laws and the Business Corporations Act (British Columbia) in relation to the issue and trading of its securities and in all matters relating to the private placement of the Offered Securities;

(g)                                  there is not presently any material change, as defined in the Securities Laws, relating to the Corporation or change in any material fact, as defined in the Securities Laws, relating to any of the Purchased Securities, which has not been fully disclosed in accordance with the requirements of the Securities Laws and the policies of the Exchange;

(h)                                 the issue and sale of the Offered Securities by the Corporation does not and will not conflict with, and does not and will not result in a material breach of, any of the terms of the Corporation’s constating documents or any agreement or instrument to which the Corporation is a party or by which it is bound;

(i)                                     the Corporation is not a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Corporation’s knowledge, no such actions, suits or proceedings are contemplated or have been threatened;

(j)                                    there are no judgments against the Corporation which are unsatisfied, nor is the Corporation subject to any consent decrees or injunctions;

(k)                                 this Agreement has been or will be at the Closing Date duly authorized by all necessary corporate action on the part of the Corporation, and the Corporation has full corporate power and authority to undertake the Offering;

(l)                                     to the Corporation’s knowledge, it is not in material default of any of the requirements of the Securities Laws or any of the administrative policies or notices of the Exchange;

(m)                             to the Corporation’s knowledge, no order ceasing or suspending trading in securities of the Corporation nor prohibiting the sale of such securities has been issued to and is outstanding against the Corporation or its directors, officers or promoters; and

(n)                                 except for as provided in the Disclosure Record, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Corporation, or any other security convertible into or exchangeable for any such shares, or to require the Corporation to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital.

8.                                     Finder’s Fee

(a)                                 The Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, understands and acknowledges that upon Closing of the Offering, the Corporation may pay to one or more finders a finder’s fee, payable in cash or through the issuance of securities of the Corporation or a combination thereof, in connection with proceeds received by the Corporation from the sale of Offered Securities to Subscribers, other than any insiders, introduced to the Corporation by the finders.  All payments and issuances of securities to any finders are subject to Exchange acceptance.

9.                                      General

(a)                                 Headings:  The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  The terms “this Agreement,” “hereof,” “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto.  Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

(b)                                 Number and Gender:  Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(c)                                  Severability:  If one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby.  Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)                                 Notices:  All notices or other communications to be given hereunder shall be delivered by hand or by telecopier, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

Notices to the Corporation shall be addressed to:

International Tower Hill Mines Ltd. Ltd.
Suite 2300, 1177 West Hastings Street
Vancouver, British Columbia
V6E 2K3

Attention:                                         Vice-President
Fax Number:                        (604) 408-7499

Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the execution page hereof.

Either the Corporation or the Subscriber may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

(e)                                  Further Assurances:  Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement.  The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(f)                                   Successors and Assigns:  Except as otherwise provided, this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(g)                                  Notification of Changes:  The parties hereby covenant and agree to notify the other party upon the occurrence of any event prior to the Closing which would cause any party’s representations, warranties or covenants contained in this Agreement to be false or incorrect in any material respect.

(h)                                 Assignment:  This Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Agreement.

(i)                                     Entire Agreement:  The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.

(j)                                    Time of Essence:  Time is of the essence of this Agreement.

(k)                                 Amendments:  The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.

(l)                                     Survival:  Notwithstanding any other provision of this Agreement, the representations, warranties, covenants and indemnities of or by the Corporation, the Subscriber and the Disclosed Purchaser contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(m)                             Governing Law and Venue:  The contract arising out of this Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws.  The parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the City of Vancouver, with respect to any dispute related to or arising from this Agreement.

(n)                                 Counterparts:  This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement.  Delivery of counterparts may be effected by facsimile transmission thereof.

(o)                                 Facsimile Copies:  The Corporation shall be entitled to rely on a facsimile copy of an executed subscription agreement and acceptance by the Corporation of such facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms thereof.  If less than a complete copy of this Agreement is delivered to the Corporation at Closing, the Corporation and its advisors are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered.

(p)                                 Regulatory Acceptance/Approval:  Without limitation, this Agreement and the transactions contemplated hereby are conditional upon receipt by the Corporation of the conditional acceptance/approval from the Exchanges to list the Purchased Securities.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.

SCHEDULE A

CANADIAN EXEMPTION CERTIFICATE

Capitalized terms used in this Schedule A and defined in the Agreement to which this Schedule A is attached have the meaning defined in the Agreement unless otherwise defined herein.

In connection with the purchase by the Subscriber of the Purchased Securities, the Subscriber or, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, hereby represents, warrants, covenants and certifies that:

1.                                      the Subscriber or, if applicable, the Disclosed Purchaser (please check the appropriate line):

(a)                                 Accredited Investor Exemption:                    is an “accredited investor” within the meaning of National Instrument 45-106 entitled “Prospectus and Registration Exemptions” (“NI 45-106”) by virtue of the fact that the Subscriber or Disclosed Purchaser, as the case may be, falls within one or more of the subparagraphs of the definition of “accredited investor” set out in Appendix I to this Schedule A (YOU MUST ALSO COMPLETE APPENDIX A ATTACHED TO THIS CERTIFICATE); or

(b)                                 $150,000 Exemption:                     is purchasing sufficient Purchased Securities such that the aggregate acquisition cost of the Purchased Securities is not less than $150,000 and if the Subscriber or, if applicable, the Disclosed Purchaser, is not an individual, it was not created or used solely to purchase or hold securities in reliance on the exemptions from the dealer registration requirement or the prospectus requirement contained in Section 2.10 of NI 45-106;

2.                                      the above representations, warranties and covenants will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and will survive the completion of the issue of the Purchased Securities; and

3.                                      the foregoing representations, warranties and covenants are made by the Subscriber or, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, with the intent that they be relied upon in determining the suitability of the Subscriber or Disclosed Purchaser as a purchaser of the Purchased Securities and the Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber or, if applicable, the Disclosed Purchaser, set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

The Subscriber has executed this certificate as of the          day of                             , 2012.

If a trust, partnership or other entity:	If an individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of Person Signing

Title of Person Signing

APPENDIX I TO SCHEDULE A

ACCREDITED INVESTOR CERTIFICATE

TO:                         INTERNATIONAL TOWER HILL MINES LTD.

Capitalized terms used in this Appendix I to Schedule A and defined in the Agreement to which this Appendix I to Schedule A is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, hereby represents, warrants and certifies to the Corporation that the undersigned, or, if applicable, the Disclosed Purchaser,  is an “Accredited Investor” as defined in subsection 1.1 of National Instrument 45-106.  The undersigned has indicated below the categories which the undersigned, or, if applicable, the Disclosed Purchaser, satisfies in order to qualify as an “Accredited Investor”.

The undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, understands that the Corporation and its counsel are relying upon this information in determining to sell securities to the undersigned or, if applicable, the Disclosed Purchaser, in a manner exempt from the prospectus and registration requirements of applicable securities laws.

The undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, represents, warrants and certifies that it, he or she is: [initial or place a checkmark above the line to the left of each applicable item]

☐	(a)	a Canadian financial institution, or an authorized foreign bank named in Schedule III of the Bank Act (Canada);

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)

a subsidiary of any person referred to in paragraphs (a) to (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 Minimum amount investment and 2.19 Additional investment in investment funds of NI 45-106; or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 Investment fund reinvestment of NI 45-106;

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully-managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully-managed account managed by that person, if that person:

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function;

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

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☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

The Subscriber has executed this Certificate as of the              day of                         , 2012.

If a trust, partnership or other entity:	If an individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of Person Signing

Title of Person Signing

As used in this Certificate, the following terms have the following meanings:

An issuer is an “affiliate” of another issuer if:

(a)                                 one of them is the subsidiary of the other, or

(b)                                 each of them is controlled by the same person;

“Canadian financial institution” means:

(a)                                 an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)           a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“control person” has the meaning ascribed to that term in securities legislation except in Ontario, Québec and Nova Scotia where “control person” means any person that holds or is one of a combination of persons that holds:

(a)                                 a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(b)                                 more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

3

“eligibility advisor” means:

(a)                                 a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

(b)                                 in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(i)            have a professional business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(ii)           have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situated;

“non-redeemable investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure and means an issuer:

(a)                                 whose primary purpose is to invest money provided by its securityholders;

(b)                                 that does not invest;

(i)            for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or

(ii)           for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(c)                                  that is not a mutual fund;

“person” includes an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

4

“regulator” means, for the local jurisdiction, the Executive Director as defined under securities legislation of the local jurisdiction;

“related liabilities” means:

(a)                                 liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)                                 liabilities that are secured by financial assets;

“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 Definitions;

“spouse” means, an individual who:

(a)                                 is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)                                 is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)                                  in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Audit Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Calculation of purchaser’s net assets:  To calculate a purchaser’s net assets under paragraph (a) of the “Accredited Investor” definition, subtract the purchaser’s total liabilities from the purchaser’s total assets.  The value attributed to assets should reasonably reflect their estimated fair value.  Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the trade.

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SCHEDULE B

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:                                                 INTERNATIONAL TOWER HILL MINES LTD. (the “Corporation”)

Capitalized terms used in this Schedule B and defined in the Agreement to which is Schedule B is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned or, if applicable, the Disclosed Purchaser through the undersigned acting as its agent, (the “Subscriber”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)                                 it understands and agrees that the Purchased Securities have not been and will not be registered under the 1933 Act, or applicable securities laws of any state of the United States, and the Purchased Securities are being offered and sold by the Corporation to the Subscriber in reliance upon the exemption from the registration requirements of the 1933 Act set forth in Section 4(2) of the 1933 Act and Rule 506 of Regulation D;

(b)                                 it is purchasing the Purchased Securities for its own account or for the account or benefit of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Purchased Securities has any intention to distribute either directly or indirectly any of the Purchased Securities in the United States or to, or for the account or benefit of a U.S. Person; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of any of the Purchased Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable securities laws of any state of the United States or under an applicable exemption from such registration requirements;

(c)                                  it, and if applicable, each Beneficial Purchaser for whose account or benefit it is purchasing the Purchased Securities, is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor as indicated below (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

☐	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

☐	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

☐	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

☐	Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

☐	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

☐	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

☐	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

☐	Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

☐	Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. accredited investors; or

☐	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

☐	Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

☐	Category 12.	Any director or executive officer of the Corporation; or

☐	Category 13.

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds US$1,000,000; provided, however, that (i) person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

☐	Category 14.

A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

☐	Category 15.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

☐	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(d)                                 it acknowledges that the Purchased Securities are “restricted securities”, as such term is defined under Rule 144 of the 1933 Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the 1933 Act and applicable securities laws

2

of any state of the United States, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Purchased Securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Purchased Securities, directly or indirectly, except:

(i)                                     to the Corporation; or

(ii)           outside the United States in an “offshore transaction” in compliance with the requirements of Rule 904 of Regulation S under the 1933 Act, if available, and in compliance with applicable local laws and regulations; or

(iii)                               in compliance with an exemption from registration under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable securities or “Blue Sky” laws of any state of the United States; or

(iv)                              in a transaction that does not require registration under the 1933 Act or any applicable securities laws of any state of the United States;

and, in the case of subparagraph (iii) or (iv), it has furnished to the Corporation an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect;

(e)                                  it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Purchased Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF INTERNATIONAL TOWER HILL MINES LTD. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF SUBPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

provided, that if the Purchased Securities are being sold under clause (B) above, at a time when the Corporation is a “foreign issuer” as defined in Rule 902 under the 1933 Act, the legend set forth above may be removed by providing a declaration to the Corporation and its transfer agent in the form attached hereto as Appendix I to Schedule B or such other evidence of exemption as the Corporation or its transfer agent may from time to time prescribe, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S;

provided further, that if any of the Purchased Securities are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable securities laws of any state of the United States,

3

the legend may be removed by delivery to the Corporation’s transfer agent of an opinion of reputable counsel in form and substance satisfactory to the Corporation and its transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act or applicable securities laws of any state of the United States;

(f)                                   it has had the opportunity to ask questions of and receive answers from the Corporation regarding the investment, and has received all the information regarding the Corporation that it has requested;

(g)                                  it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer with respect to the Purchased Securities set forth and described herein and understands that the Corporation may instruct its registrar and transfer agent not to record any transfer of any securities of the Corporation without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the 1933 Act and applicable securities laws of any state of the United States;

(h)                                 it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Purchased Securities in the United States;

(i)                                     the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Purchased Securities is the address listed as the “Subscriber’s Residential or Head Office Address” on the first page of the Subscription Agreement;

(j)                                    it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Purchased Securities, the Corporation gives no opinion and makes no representation with respect to the tax status of the Corporation or the consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition or exercise of the Purchased Securities, including whether the Corporation will at any given time be deemed a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code;

(k)                                 it understands and acknowledges that the Corporation (i) is not obligated to remain a “foreign issuer” within the meaning of Regulation S, (ii) may not, at the time the Purchased Securities are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Corporation not to be a foreign issuer, and if the Corporation is not a foreign issuer at the time of sale or transfer of the Purchased Securities pursuant to Rule 904 of Regulation S, the certificates representing the Purchased Securities may continue to bear the legend described above;

(l)                                     it understands that (i) the Corporation may be deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), (ii) if the Corporation is deemed to be, or to have been at any time previously, a Shell Company, Rule 144 under the 1933 Act may not be available for resales of the Purchased Securities, and (iii) the Corporation is not obligated to make Rule 144 under the 1933 Act available for resales of the Purchased Securities;

(m)                             it understands and agrees that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards or Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

4

(n)                                 it acknowledges that it had a prior relationship with either the Corporation or a finder of the Corporation before such time as any announcement, press release, or other notice or report of the offering of the Purchased Securities was made by the Corporation;

(o)                                 it acknowledges that it has not purchased the Securities as a result of any form of General Solicitation or General Advertising, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(p)                                 it confirms that it or the Beneficial Purchaser, if any, (i) is able to bear the economic risk of the investment in the Purchased Securities, (ii) is able to hold the Purchased Securities for an indefinite period of time, (iii) is able to afford a complete loss of its investment and that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment, (iv) finds this investment is suitable for it based upon its investment holdings and financial situation and needs, and this investment does not exceed ten percent of its net worth, and (v) by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own interests in connection with this investment; and

(q)                                 it acknowledges that the representations, warranties and covenants contained in this Schedule are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility to purchase the Purchased Securities.  It agrees that by accepting the Purchased Securities it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of the Purchased Securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Subscriber and, if applicable, the Disclosed Purchaser through the Subscriber acting as its agent, undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber or, if applicable, the Disclosed Purchaser set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

5

Appendix I to Schedule B

U.S. Accredited Investor Certificate

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

To:                             Computershare Investor Services Inc., as Registrar and Transfer Agent for the Shares of International Tower Hill Mines Ltd. (the “Corporation”).

The undersigned (a) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”) and (b) certifies that (1) the undersigned is not an affiliate of the Corporation (as that term is defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of a “Designated Offshore Securities Market” as defined in Rule 902 of Regulation S under the 1933 Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities of the Corporation and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act.  Terms used herein have the meanings given to them by Regulation S. securities. Terms used herein have the meanings given to them by Regulation S.

X
Date	Authorized signatory (if Holder is not an individual)

X
Signature of individual (if Holder is an individual)	Name of authorized signatory (please print)

Name of Holder (please print)	Official capacity of authorized signatory (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer,                                                            (the “Seller”), dated                                               , with regard to our sale, for such Seller’s account, of the                                    common shares, represented by certificate number                              (the “Shares”), of the Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange and (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities.  Terms used herein have the meanings given to them by Regulation S.

Name of Firm

By:
Authorized officer

Date:

SCHEDULE TO EXHIBIT 10.8

This Schedule of Subscribers Who Have Executed a Subscription Agreement is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purposes of setting forth the material details in which the specific agreements differ from the form of agreement filed herewith as Exhibit 10.8.

Subscriber	Disclosed Purchaser	Date	Number of Common Shares	Total Subscription Price (C$)
Paulson Gold Master Fund LP	Paulson & Company	August 3, 2012	3,846,154	$10,000,000
Jayvee & Co	Tocqueville Asset Management	August 3, 2012	1,923,077	$5,000,000
Jayvee & Co	Weiss Asset Management	August 3, 2012	1,307,692	$3,400,000
Jayvee & Co	Weiss Asset Management	August 3, 2012	615,385	$1,600,000
AngloGold Ashanti (U.S.A.) Exploration, Inc.	AngloGold Ashanti	August 3, 2012	1,275,000	$3,315,000
Gundy Co ITF New Gen Mining Fund LP	New Generation Asset Management	August 3, 2012	275,000	$715,000
Chris Puchner	Same as Subscriber	August 3, 2012	100,000	$260,000
Karl Hanneman	Same as Subscriber	August 3, 2012	50,000	$130,000
Thomas E. Irwin	Same as Subscriber	August 3, 2012	30,000	$78,000
Tom S. Q. Yip	Same as Subscriber	August 3, 2012	20,000	$52,000
Donald C. Ewigleben	Same as Subscriber	August 3, 2012	10,000	$26,000
Roger R. W. Taplin	Same as Subscriber	August 3, 2012	6,000	$15,600
Jayvee & Co	Weiss Asset Management	September 17, 2012	1,309,959	$3,400,000
Jayvee & Co	Weiss Asset Management	September 17, 2012	616,452	$1,600,000
Total:			11,384,719	$29,591,600